UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2024 (June 30, 2024)

PLURI INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 8600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	PLUR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2024, Ms. Chen Franco-Yehuda notified Pluri Inc. (the “Company”) of her resignation from her position as Chief Financial Officer, Treasurer and Secretary of the Company, which will become effective as of September 30, 2024. Ms. Franco-Yehuda’s resignation was for personal reasons and was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On July 2, 2024, the Board of Directors of the Company appointed Liat Zalts, age 40, to serve as the Company’s Chief Financial Officer and Treasurer effective as of September 30, 2024. Prior to her appointment as Chief Financial Officer, Mrs. Zalts served as the Company’s Director of Finance since December 2022. From March 2018 to November 2022, Mrs. Zalts served as a Chief Financial Officer of Matics Manufacturing Analytics Ltd., a SaaS, high-tech company based in Israel. From October 2008 to February 2018, Mrs. Zalts worked at Ernst & Young Israel (EY) and, between 2014 and 2018, served as a manager of audit groups relating to public and private companies in the high-tech department. Mrs. Zalts holds a bachelor's degree in economics and business management from Haifa University, a degree in accounting from Bar Ilan University and is a certified public accountant in Israel.

In connection with her appointment, the Company intends to enter into an employment agreement and a standard indemnification agreement with Ms. Zalts. Except as otherwise set forth herein, there is no arrangement or understanding between Ms. Zalts any other person pursuant to which she was appointed as Chief Financial Officer and there are no transactions in which Ms. Zalts has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURI INC.

Date: July 2, 2024	By:	/s/ Chen Franco-Yehuda
	Name:	Chen Franco-Yehuda
	Title:	Chief Financial Officer

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